Item 1: Report to Shareholders

Tax-Free Short-Intermediate Fund	February 28, 2005

The views and opinions in this report were current as of February 28, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds generally produced positive returns and outperformed their taxable bond counterparts in the one-year period ended February 28, 2005. Most of the municipal market’s gains occurred in the last six months, which were characterized by rising short-term interest rates, steady economic growth, elevated oil prices, and an unexpected decline in long-term interest rates. In both the 6- and 12-month periods, long-term and high-yield municipals fared better than short-term and investment-grade securities, respectively.

MARKET ENVIRONMENT

Twelve months ago, at the beginning of our fiscal year, the economy was growing vigorously, and the Federal Reserve prepared to unwind at a “measured” pace the accommodative monetary policy that had prevailed for almost three years. From June 30, 2004, through the end of February 2005—and despite a brief period of uncertainty about the economic outlook related to geopolitical concerns, rising oil prices, and a tight presidential race—the central bank gradually lifted the federal funds target rate from 1.00% to 2.50%, a three-year high.

As shown in the graph, municipal money market yields rose steadily for most of the last year. Long-term rates, on the other hand, declined after peaking in the spring of 2004. The result was that longer-term municipal securities outperformed short- and intermediate-term bonds in the last six months and for our entire fiscal year.

MUNICIPAL MARKET NEWS

New municipal supply in 2004 totaled $360 billion, approximately 6.3% below the previous year’s record $384 billion (according to The Bond Buyer). While still high from a historical perspective, the increased participation of property and casualty insurance companies and other nontraditional buyers of municipal securities easily absorbed supply, which reduced downward pressure on municipal bond prices. Many states have recovered nicely from the 2001 recession as higher-than-anticipated revenues, spending cuts, and fee increases have improved many states’ finances and reduced the need to borrow.

Local governments and school districts are participating in the states’ recovery in that they are receiving more in assistance and transfers. The rise in housing prices over the last three years also benefited local governments since it resulted in increased property tax receipts, which are localities’ primary revenue source. Broadly speaking, the outlook for public finance is brighter, though escalating pension and benefit costs may hinder further improvement.

PORTFOLIO STRATEGY

Tax-Exempt Money Fund

Your fund outperformed its peers during the 6- and 12-month periods ended February 28, 2005, with returns of 0.57% and 0.86%, respectively, versus the Lipper peer group average of 0.48% and 0.69%.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
Tax-Exempt Money Fund	0.57%	0.86%
Lipper Tax-Exempt Money
Market Funds Average	0.48	0.69

The tightening of monetary conditions by the Federal Reserve has been good news for money fund investors. The string of successive rate increases pushed money fund yields substantially higher. The fund’s seven-day simple dividend yield nearly doubled in the past six months, rising from 0.76% on August 31, 2004, to 1.39% at the end of February. If the Fed continues to raise short-term rates, as is widely expected, money fund yields should continue to improve.

Since our August report, the money markets have absorbed four rate increases by the Fed, and forward markets continue to price in expectations of further hikes in short-term rates. One-year Libor—a taxable benchmark rate—rose 131 basis points since August, from 2.26% to 3.57%. Municipal rates, which price relative to taxable rates, rose in similar fashion. Variable-rate debt with maturities out to seven days increased an average of 60 basis points (0.60%) in yield since August and now offer yields between 1.60% and 1.70%. Yields on longer-dated maturities moved even higher, pricing in the risk of further Fed moves. Six-month municipal notes have yields 80 basis points higher than in August, 2.15%, while one-year notes have yields 78 basis points higher at 2.35%.

PORTFOLIO DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
Periods Ended	8/31/04	2/28/05
Hospital Revenue	22.6%	22.3%
Educational Revenue	11.1	14.6
General Obligation – Local	14.9	13.3
General Obligation – State	9.9	8.1
Housing Finance Revenue	9.0	7.1
Water and Sewer Revenue	5.3	6.4
Life Care/Nursing Home Revenue	5.1	5.9
Electric Revenue	9.6	5.7
Industrial and Pollution
Control Revenue	2.1	4.2
Ground Transportation Revenue	1.1	3.9
All Other Sectors	10.5	10.1
Other Assets Less Liabilities	-1.2	-1.6
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

With rates increasing, we have substantially shortened the fund’s weighted average maturity (WAM). In August, the fund’s WAM stood at 46 days, and as of February 28, 2005, it was 19 days shorter at 27 days. Our investment focus has been on very short positions with an emphasis on variable rate debt and commercial paper; we have extended our maturities on a limited basis when we feel a temporary yield advantage exists. A shorter WAM not only benefits shareholders through quicker reinvestment at successively higher rates but also protects fund shareholders against unwanted price movement.

With economic recovery appearing firmly entrenched and fears of deflation long since forgotten, the market expects the Fed to continue raising rates through the balance of the year. With this in mind, we plan to continue our current strategy, managing the fund with a short weighted average maturity, and concentrating on exploiting temporary yield advantages in the short end of our market. Following this strategy, the fund’s yield can be expected to rise gradually for the remainder of this current cycle of Fed tightening.

Tax-Free Short-Intermediate Fund

The fund returned 0.22% over the past six months, behind the 0.39% return for the Lipper benchmark. For the 12 months ended February 28, 2005, the fund’s 0.09% performance also lagged the Lipper average for similar funds. Dividends per share remained stable at $0.07 during the six-month period, and the fund’s NAV declined from $5.46 to $5.40 per share.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
Tax-Free Short-Intermediate Fund	0.22%	0.09%
Lipper Short-Intermediate
Municipal Debt Funds Average	0.39	0.17

Short-intermediate bonds were the worst-performing sector of the municipal market, since they were most affected by the rise in short-term rates and by expectations for further increases this year. To give you an idea of how yields affected our area of the market, two-year Treasury yields climbed 1.18% versus 0.25% for 10-year Treasuries. Municipal yields followed suit, with two-year yields rising more sharply than longer tax-exempt yields as a result of the Federal Reserve lifting short-term rates over the past eight months.

While your fund’s return was below that of the average fund in its peer group, it ranked considerably higher than the median return.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
General Obligation – State	16.1%	16.2%
Dedicated Tax Revenue	12.2	13.4
Electric Revenue	13.7	12.6
General Obligation – Local	13.4	12.3
Air and Sea
Transportation Revenue	7.7	8.6
Lease Revenue	5.9	7.7
Hospital Revenue	5.7	5.8
Ground Transportation Revenue	4.7	5.3
Prerefunded Bonds	5.1	4.6
Industrial and Pollution
Control Revenue	2.3	3.2
All Other Sectors	11.8	10.5
Other Assets Less Liabilities	1.4	-0.2
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Our strategy on interest rates focused on maintaining a short- to neutral- maturity posture, shortening maturities as we approached the end of the reporting period. We implemented a so-called barbell structure, holding bonds with longer and shorter maturities within the 1- to 10-year yield curve. Among various sectors, we favored bonds offering higher-than-usual yields relative to other sectors, as we felt they would benefit from an improving economy. When the economy strengthens, the yield spread between different quality bonds often tightens. We have been adding to the bonds of lower-rated states like California, Massachusetts, and New York, and also to airport and hospital revenue bonds.

In the near term, we anticipate maintaining our defensive posture. However, rates have moved up, and more tightening is already built in to the market. Signs of slower growth or lower inflation may prompt us to adjust our strategy and extend duration.

Tax-Free Intermediate Bond Fund

The fund outpaced its peer group average during the 6- and 12-month periods ended February 28, 2005, with returns of 1.03% and 0.87% versus 0.87% and 0.72%, respectively. The fund’s dividend remained stable at $0.20 per share during the past six months, and the NAV declined from $11.34 to $11.26 per share.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
Tax-Free Intermediate Bond Fund	1.03%	0.87%
Lipper Intermediate Municipal
Debt Funds Average	0.87	0.72

Shorter-term bonds were adversely affected by the Federal Reserve’s tightening policy, which raised short-term rates by 150 basis points since last June. As a result, shorter bonds declined in value while longer-term bonds posted good returns as their yields have been falling since spring 2004.

We were underweighted in the three-year maturity area, which benefited results relative to our peer group. We also bought longer-term bonds in the fall, boosting relative results. Through the period, we maintained a shorter duration than the average for competitive funds (duration is a measure of bond sensitivity to changes in interest rates; see the glossary following this letter for a more detailed explanation).

The past six months marked the first time that we were able to buy below-investment-grade bonds, which aided performance as these securities outperformed. In addition, we purchased some nonrated bonds, which also benefited fund results. We expect to add to these segments as the opportunities present themselves.

Our credit strategy focused on increasing the holdings of bonds we believe will benefit from a stronger economy; as the economy gathers strength, the yields on lower-quality bonds often narrow versus the yields on high-quality securities. Accordingly, we increased exposure to bonds issued in California, New York, and other areas that had reflected higher-than-usual yields because of earlier credit concerns.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
General Obligation – Local	15.6%	13.3%
Electric Revenue	14.2	12.5
Prerefunded Bonds	8.0	11.5
Lease Revenue	10.7	10.5
Dedicated Tax Revenue	9.4	9.7
Hospital Revenue	9.9	9.3
General Obligation – State	5.9	7.4
Air and Sea
Transportation Revenue	4.9	5.9
Educational Revenue	5.2	5.3
Ground Transportation Revenue	2.4	4.0
All Other Sectors	14.6	11.1
Other Assets Less Liabilities	-0.8	-0.5
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Tax-Free Income Fund

In a year of modest bond market returns, the Tax-Free Income Fund and Advisor Class shares provided returns well above those of the Lipper peer group average for both the 6- and 12-month periods. During the past six months, the fund’s dividend remained stable at $0.22 per share, and the NAV rose three cents to $10.06. Our results versus the benchmark reflect our decisions on maturity structure and credit exposure and are supported by our relatively low expenses.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
Tax-Free Income Fund	2.47%	2.87%
Tax-Free Income Fund–
Advisor Class	2.41	2.65
Lipper General Municipal
Debt Funds Average	2.14	2.18

The past year was unusual for interest rates. While short- and intermediate-term rates rose steadily, long-term rates fluctuated and ended the year only slightly higher than a year ago. In prior periods of Federal Reserve tightening, we saw much bigger adjustments in long-term rates and commensurately weaker performance from long-term bonds.

A couple of factors made this period different. First, with interest rates close to four-decade lows, market yields were lower than the coupons of most outstanding bonds. In the case of long-term bonds with call provisions, which allow these bonds to be called back by the issuer before maturity, the effective maturity becomes the call date. This meant that a bond with a stated maturity of 30 years and a 10-year call date reacted to interest rate changes with the volatility of a 10-year bond. With nearly unchanged long-term rates, these bonds behaved better than noncallable shorter bonds in a part of the yield curve where rates rose. Second, demand for 15- to 20-year securities created an unusually wide spread between 20- and 30-year rates. Historically, a five to 10 basis point difference in yield had prevailed between these maturities. Over the past year, however, the differential expanded to 25 to 30 basis points, making the longest-term bonds more attractive.

Our strategy focused on maintaining a barbell maturity structure, which meant owning more bonds in the one- to two-year range than we usually do and overweighting 30-year maturities for the reasons described above. Avoiding the middle of the yield curve helped us outperform as the yield curve flattened.

From a credit perspective, we favored A and BBB rated bonds, relying on our credit research to identify opportunities. At year-end, approximately 25% of the portfolio was in bonds rated A or lower, a posture that helped as lower-rated bonds outperformed. The credit cycle is still positive, with a strong economy feeding tax coffers and helping weaker credits improve. Some of the ideas we put to work over a year ago also benefited the portfolio, such as taking our exposure to BBB California general obligation debt from zero to 4% and thereby providing a significant yield pickup over high-quality bonds. Last fall the state was upgraded to single A status, and the bonds outperformed. Such opportunities are less obvious today as yield spreads for lower-rated bonds have generally narrowed. While it is too soon to upgrade our overall credit exposure, we don’t expect to buy more lower-rated bonds and will watch carefully for any signs of weakness.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
Hospital Revenue	13.6%	15.2%
Prerefunded Bonds	9.9	9.7
Dedicated Tax Revenue	9.4	9.6
Electric Revenue	11.1	9.4
General Obligation – Local	7.8	8.9
Lease Revenue	8.9	7.5
Escrowed to Maturity	5.9	6.5
General Obligation – State	5.6	6.4
Educational Revenue	4.8	5.4
Water and Sewer Revenue	6.5	4.6
All Other Sectors	15.9	16.7
Other Assets Less Liabilities	0.6	0.1
Total	100.0	100.0
Historical weightings reflect current industry/sector classifications.

One missed opportunity involved bonds secured by legal settlement payments from tobacco companies to state and local governments (“tobacco bonds”). In our view, the declining fundamentals of the industry and the litigation risk posed by repeated challenges to these companies were more than we could justify. Despite our concerns, tobacco bonds provided outsized returns this year when several court cases were resolved favorably for the industry.

Looking ahead, there are several reasons to be cautious. At year-end, rates were rising again as the market braced for more Fed tightening due to continued strength in the economy and higher inflation. Accordingly, the protective steps we have taken include lowering the portfolio’s duration or interest rate exposure (see glossary) close to the low end of the fund’s 29-year history. We are carrying cash reserves of 5%, which is above our usual 1% to 3%, to give us the ability to buy bonds at higher interest rates later. We put a modest hedge in place (Treasury bond options), reflecting our view that greater interest rate risk now resides in the Treasury market. Finally, our lower-quality, higher-yielding bonds should prove defensive if rates rise.

Tax-Free High Yield Fund

The Tax-Free High Yield Fund outpaced the Lipper average for the 12-month period but slightly trailed over the past six months. The fund’s dividends per share slipped a penny to $0.29 since the end of August, while the NAV rose from $11.67 to $11.86, resulting in a strong total return.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
Tax-Free High Yield Fund	4.19%	5.49%
Lipper High Yield Municipal
Debt Funds Average	4.36	5.12

During the past 12 months, demand for medium- and lower-quality municipals remained firm. Solid economic fundamentals and persistently low interest rates drove investors toward higher-yielding securities in an effort to enhance portfolio returns. The pursuit of higher yields contracted the risk premiums on lower-quality bonds to levels not seen since the late 1990s. Near the end of the reporting period, formerly downtrodden sectors of the municipal market, especially tobacco securitization bonds and airline-backed debt, led the rally toward tighter quality spreads. Returns for other sectors such as hospitals and utilities, while positive, failed to keep pace in this “bottom up” rally.

Our conservative posture vis-à-vis tobacco securitization bonds and airline-backed debt tempered relative performance toward the end of the period. In February, a federal appeals court ruled that the Department of Justice could not seek disgorgement of past profits amounting to $280 billion as a remedy for its civil racketeering case against several large tobacco companies. Tobacco securitization bonds rallied as much as 15% on this news. Our 1% exposure to the sector was considerably lower than that of most competing funds, curtailing results. Airline bonds did well in the fourth quarter of 2004, as oil prices eased and Delta Air Lines averted bankruptcy.

Holdings in two toll road projects in the Southeast were strong contributors to the fund’s performance. Continued traffic growth in the Richmond (VA) area and a significant toll increase enhanced revenues for Pocahontas Parkway bonds. County approval of a large residential real estate project adjacent to the road fueled increased demand for the project’s revenue bonds as well. We also witnessed improving traffic trends and a toll increase for our Connector 2000 (SC) bonds. Both projects benefited from improved macroeconomic conditions.

PORTFOLIO DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
Periods Ended	8/31/04	2/28/05
Life Care/Nursing Home Revenue	15.9%	16.0%
Hospital Revenue	14.4	14.3
Industrial and Pollution
Control Revenue	11.6	13.0
Electric Revenue	11.2	9.0
Lease Revenue	7.5	7.4
Dedicated Tax Revenue	6.4	6.8
Prerefunded Bonds	5.4	5.1
Solid Waste Revenue	4.7	4.4
General Obligation - State	3.1	3.4
General Obligation - Local	2.7	3.2
All Other Sectors	15.9	16.9
Other Assets Less Liabilities	1.2	0.5
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

Hospitals and life care-related debt posted solid returns for the 6- and 12-month periods. Hospital revenue bonds continued to benefit from a favorable reimbursement climate. Improved fiscal conditions at the state level diminished the likelihood of sharp Medicaid cuts, while stronger financial markets alleviated concerns about significant pension costs for hospital staff. Solid demographics, a strong real estate market, and better financial management helped drive returns in our retirement home positions.

Yield premiums for higher-risk municipal bonds are now at historically low levels. While the economic backdrop appears positive for credit-sensitive securities, we believe valuations fully reflect these conditions. In addition, the potential for higher yields on AAA municipals as the Federal Reserve continues to raise rates might reduce demand for medium- and lower-quality bonds in the months ahead. We will continue to rely on our disciplined, research-driven process to uncover value opportunities in this environment.

OUTLOOK

While heightened energy prices may dampen consumer spending, strong fundamentals support our outlook for sustained economic expansion. Because the Fed remains committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting a more challenging bond market environment in the period ahead.

Although it may be time for renewed caution regarding fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods. Forces that encourage price increases, such as dollar weakness and a tighter labor market, may be offset to some degree by forces that restrain inflation, including productivity gains and intense global competition. Second, reduced supply in a higher-rate environment should lead to less refinanc-ing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, could lessen the impact of a surprise rate hike by the central bank. Finally, given that the municipal yield curve remains somewhat steep, we believe that bonds with longer maturities still offer value to investors.

We thank you for your continued support.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

2

Charles B. Hill
Chairman of the Investment Advisory Committees
Tax-Free Short Intermediate and Tax-Free Intermediate Bond Funds

Mary J. Miller
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Libor rate: The rate that contributor banks in London offer one another for interbank deposits. In effect, the Libor rate is a rate at which a fellow London bank can borrow money from other banks.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile portfolio.

PORTFOLIO CHARACTERISTICS

					Tax-Free
	Tax-	Tax-Free	Tax-Free		Income	Tax-Free
	Exempt	Short-	Intermediate	Tax-Free	Fund–	High
Periods Ended	Money	Intermediate	Bond	Income	Advisor	Yield
2/28/05	Fund	Fund	Fund	Fund	Class	Fund
Price Per Share	$ 1.00	$ 5.40	$11.26	$10.06	$10.07	$11.86

Dividends Per Share
For 6 months	0.006	0.07	0.20	0.22	0.20	0.29
For 12 months	0.009	0.14	0.39	0.43	0.40	0.60

Dividend Yield
(7-Day Simple) *	1.39%	–	–	–	–	–

30-Day
Dividend Yield *	–	2.63%	3.46%	4.27%	3.92%	4.91%

30-Day Standardized
Yield to Maturity	–	2.32	2.65	3.27	2.93	4.15

Weighted Average
Maturity (years) **	27	3.6	7.5	14.5	14.5	17.4

Weighted Average
Effective Duration
(years)	–	2.8	4.4	5.3	5.3	5.2

*	Dividends earned for the last 30 days (7 days for the money fund) are annualized and divided by the fund’s net asset value at the end of the period.
**	Weighted average maturity for the money fund is in days.
Note: Yields will vary and are not guaranteed. A money fund’s yield more closely reflects its current earnings than the total return.

PERFORMANCE COMPARISON

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since	Inception
Periods Ended 2/28/05	1 Year	5 Years	10 Years	Inception	Date
Tax-Exempt Money Fund	0.86%	1.65%	2.38%
Tax-Free Short-Intermediate Fund	0.09	4.44	4.38
Tax-Free Intermediate Fund	0.87	5.78	5.36
Tax-Free Income Fund	2.87	6.96	6.07
Tax-Free Income Fund–
Advisor Class	2.65	—	—	3.92%	9/30/02
Tax-Free High Yield Fund	5.49	6.84	6.00
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TAX-EXEMPT MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Actual	$1,000.00	$1,005.70	$2.54
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,022.27	$2.56
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.51%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Actual	$1,000.00	$1,002.20	$2.53
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,022.27	$2.56
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.51%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05

Actual	$1,000.00	$1,010.30	$2.84
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,021.97	$2.86
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.57%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TAX-FREE INCOME FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Investor Class
Actual	$1,000.00	$1,024.70	$2.71
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,022.12	$2.71
Advisor Class
Actual	$1,000.00	$1,024.10	$4.32
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,020.53	$4.31
* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the
* average account value over the period, multiplied by the number of days in the most recent fiscal half
* year (181) divided by the days in the year (365) to reflect the half-year period. The annualized expense
* ratio of the Investor Class was 0.54%, the Advisor Class was 0.86%.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Actual	$1,000.00	$1,041.90	$3.54
Hypothetical (assumes 5%
return before expenses)	$1,000.00	$1,021.32	$3.51
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.70%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
	7-Day
	Simple
Periods Ended 12/31/04	Yield	1 Year	5 Years	10 Years
Tax-Exempt Money Fund	1.38%	0.73%	1.70%	2.41%
Lipper Tax-Exempt Money
Market Funds Average	—	0.56	1.52	2.30
Tax-Free Short-Intermediate Fund	—	1.60	4.60	4.63
Lehman Brothers Municipal Bond
1-5 Year Blend (1-6 Maturity) Index	—	2.05	4.96	5.19
Lipper Short-Intermediate
Municipal Debt Funds Average	—	1.63	4.62	4.61
Tax-Free Intermediate Bond Fund	—	2.67	5.85	5.76
Lehman Brothers Municipal Bond
1-15 Year Blend (1-17 Maturity) Index	—	3.56	6.45	6.53
Lipper Intermediate
Municipal Debt Funds Average	—	2.59	5.75	5.68
Tax-Free Income Fund	—	4.31	7.02	6.63
Tax-Free Income Fund–Advisor Class	—	4.08	6.88	6.56
Lehman Brothers Municipal Bond Index	—	4.48	7.20	7.06
Lipper General Municipal
Debt Funds Average	—	3.70	6.27	6.06
Tax-Free High Yield Fund	—	6.64	6.58	6.39
Lehman Brothers Revenue Bond Index	—	5.32	7.30	7.27
Lipper High Yield Municipal
Debt Funds Average	—	6.10	5.87	5.78

Current performance may be higher or lower than quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at
1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. The T. Rowe Price Tax-Free Income Fund—Advisor Class began operations on September 30, 2002, and shares the portfolio of the existing retail fund. The average annual total return figures for the Advisor Class have been calculated using the performance data of the retail fund up to the inception date of the class and the actual performance results of the class since that date. The per-
formance results of the retail fund have not been adjusted to reflect the 12b-1 fee associated with Advisor
Class (0.25%). Had the fee been included, the performance of the Advisor Class would have been lower.

Average annual total returns include changes in principal value, reinvested dividends, and capital gain dis-
tributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than the total return.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$5.54	$5.53	$5.48	$5.38	$5.20

Investment activities
Net investment income (loss)	0.14	0.17	0.19	0.21	0.23
Net realized and
unrealized gain (loss)	(0.14)	0.02	0.07	0.10	0.18
Total from
investment activities	–	0.19	0.26	0.31	0.41

Distributions
Net investment income	(0.14)	(0.17)	(0.19)	(0.21)	(0.23)
Net realized gain	–	(0.01)	(0.02)	–	–
Total distributions	(0.14)	(0.18)	(0.21)	(0.21)	(0.23)

NET ASSET VALUE
End of period	$5.40	$5.54	$5.53	$5.48	$5.38

Ratios/Supplemental Data
Total return^	0.09%	3.43%	4.94%	5.92%	7.97%
Ratio of total expenses to
average net assets	0.51%	0.51%	0.52%	0.52%	0.53%
Ratio of net investment
income (loss) to average
net assets	2.66%	3.03%	3.54%	3.92%	4.27%
Portfolio turnover rate	27.5%	41.6%	29.7%	30.0%	40.7%v
Net assets, end of period
(in thousands)	$563,259	$600,153	$581,009	$471,780	$415,813

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
v	Excludes the effect of the acquisition of the Virginia Short-Term Bond Funds assets.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

ALABAMA 2.4%
Alabama Federal Highway Fin. Auth.
5.00%, 3/1/08 (MBIA Insured)	5,000	5,312
Huntsville Solid Waste Disposal Auth.
5.75%, 10/1/05 (MBIA Insured) #	985	1,005
Jefferson County Sewer, 5.50%, 2/1/40
(Prerefunded 2/1/11†) (FGIC Insured)	6,405	7,236
Total Alabama (Cost $13,164)		13,553

ALASKA 1.9%
Alaska HFC, 5.35%, 12/1/07 #	1,580	1,587
Alaska Student Loan Corp.
5.50%, 7/1/05 (AMBAC Insured) #	2,500	2,527
Valdez Marine, PCR, BP Pipelines, VRDN (Currently 1.81%)	6,500	6,500
Total Alaska (Cost $10,580)		10,614

ARIZONA 3.3%
Arizona School Fac. Board, 5.50%, 7/1/13	1,910	2,137
Arizona Transportation Board, 5.00%, 7/1/10	3,290	3,583
Maricopa County PCR, Arizona Public Service
1.875%, 5/1/29 (Tender 3/1/05)	2,500	2,500
Salt River Agricultural Improvement & Power
5.00%, 1/1/08	2,625	2,785
5.00%, 1/1/09	5,000	5,375
5.75%, 1/1/08	2,000	2,162
Total Arizona (Cost $18,233)		18,542

CALIFORNIA 8.9%
California, GO
5.00%, 6/1/07	1,475	1,548
5.00%, 2/1/08	3,590	3,804
5.00%, 2/1/09	2,600	2,788
5.00%, 2/1/11	2,500	2,714
5.75%, 10/1/09	1,520	1,689
California
Economic Recovery
5.00%, 7/1/23 (Tender 7/1/07)	4,280	4,499
GO, 5.25%, 1/1/11	4,500	4,960
California Dept. of Water Resources
Power Supply
5.25%, 5/1/09 (MBIA Insured)	5,475	5,975
5.50%, 5/1/10	3,000	3,311
5.50%, 5/1/11	675	751
California Public Works Board
Dept. of Corrections, 5.00%, 6/1/07	3,000	3,146
Dept. of Mental Health, 5.00%, 6/1/07	6,000	6,292
California Statewide CDA, Kaiser Permanente
3.70%, 11/1/29 (Tender 6/1/05)	2,000	2,007
San Francisco City & County, GO
5.00%, 6/15/06 (MBIA Insured)	1,125	1,163
Santa Clara County Transit Dist., 5.00%, 4/1/36
(Tender 10/2/06) (AMBAC Insured)	2,310	2,392
Santa Clara Valley Transit Dist., 5.50%, 4/1/36
(Tender 10/2/06) (AMBAC Insured)	3,000	3,129
Total California (Cost $50,091)		50,168

COLORADO 1.6%
Colorado DOT, RAN, 5.75%, 6/15/07 (AMBAC Insured)	4,950	5,286
Denver City & County Airport
5.75%, 11/15/07 (AMBAC Insured) #	3,320	3,555
Total Colorado (Cost $8,870)		8,841

CONNECTICUT 0.9%
Connecticut, 5.375%, 10/1/12 (FSA Insured)	2,500	2,790
Connecticut, GO, 5.25%, 6/15/09	1,800	1,962
Mohegan Tribe Indians, 5.50%, 1/1/06	450	458
Total Connecticut (Cost $5,086)		5,210

DISTRICT OF COLUMBIA 4.4%
District of Columbia, GO
5.00%, 6/1/06 (AMBAC Insured)	5,430	5,592
5.00%, 6/1/07 (AMBAC Insured)	5,000	5,243
5.50%, 6/1/08 (FSA Insured)	2,235	2,414
Metropolitan Washington D.C. Airports Auth.
5.00%, 10/1/08 (FSA Insured) #	4,000	4,240
5.50%, 10/1/05 #	2,000	2,034
5.50%, 10/1/07 (FGIC Insured) #	4,000	4,247
5.50%, 10/1/12 (FGIC Insured) #	965	1,065
Total District of Columbia (Cost $24,838)		24,835

FLORIDA 10.4%
Broward County
Port Fac., 5.375%, 9/1/10 (MBIA Insured) #	3,000	3,216
Resource Recovery, 5.00%, 12/1/05	4,650	4,739
Broward County Airport
5.00%, 10/1/05 (FGIC Insured)	2,630	2,671
5.00%, 10/1/07 (FGIC Insured)	1,900	2,005
Collier County, 5.00%, 6/1/09 (AMBAC Insured)	2,000	2,161
Fishhawk Community Dev. Dist., 5.125%, 11/1/09	1,500	1,515
Florida, Ed. Lottery, 5.50%, 7/1/08 (FGIC Insured)	5,185	5,626
Florida Board of Ed., GO, Public Ed., 5.00%, 6/1/06	1,000	1,031
Florida Dept. of Environmental Protection
5.00%, 7/1/06 (FGIC Insured)	3,000	3,100
Florida Dept. of Natural Resources
Documentary Stamp Tax
5.00%, 7/1/12 (AMBAC Insured)	4,000	4,237
6.00%, 7/1/09 (AMBAC Insured)	5,000	5,600
Florida DOT, Florida Turnpike, 5.25%, 7/1/08 (FSA Insured)	3,000	3,232
Hillsborough County Aviation Auth.
5.50%, 10/1/09 (MBIA Insured) #	1,985	2,167
Jacksonville Electric Auth., Johns River Power Park
5.00%, 10/1/09 (AMBAC Insured)	8,000	8,678
Jacksonville HFA, Baptist Health, VRDN (Currently 1.83%)	1,300	1,300
Kissimmee Utility Auth., 5.25%, 10/1/09 (FSA Insured)	870	953
Orlando-Orange County Expressway Auth.
VRDN (Currently 1.90%) (AMBAC Insured)	5,000	5,000
Volusia County School Dist., 5.00%, 8/1/06 (FGIC Insured)	1,400	1,449
Total Florida (Cost $58,524)		58,680

GEORGIA 1.7%
Atlanta Airport, 5.25%, 1/1/11 (FSA Insured) #	2,675	2,897
Savannah Economic Dev. Auth., College of Art & Design
6.90%, 10/1/29 (Prerefunded 10/1/09†)	5,880	6,856
Total Georgia (Cost $9,828)		9,753

HAWAII 1.2%
Hawaii, GO, 5.25%, 9/1/09 (FSA Insured)	3,400	3,712
Honolulu, 5.60%, 4/1/07 (Escrowed to Maturity)	2,995	3,178
Total Hawaii (Cost $6,946)		6,890

ILLINOIS 4.5%
Chicago, GO, Neighborhoods Alive
5.00%, 1/1/09 (MBIA Insured)	1,350	1,447
Chicago Board of Ed., GO
VRDN (Currently 1.81%) (FSA Insured)	7,500	7,500
Muni Auction Rate (Currently 1.90%)	2,275	2,275
Granite City-Madison County, Waste Management
5.00%, 5/1/27 (Tender 5/1/05) #	3,750	3,761
Illinois, 5.00%, 6/15/07	3,500	3,674
Illinois, GO
5.25%, 4/1/06	3,000	3,087
5.50%, 8/1/16 (MBIA Insured)	1,650	1,850
Southwestern Dev. Auth.
Anderson Hosp.
5.25%, 8/15/05	485	491
5.25%, 8/15/06	510	526
5.50%, 8/15/07	535	564
Total Illinois (Cost $25,110)		25,175

INDIANA 0.8%
Indiana HFFA, Ascension Health, 5.00%, 11/1/07	4,150	4,352
Total Indiana (Cost $4,372)		4,352

KANSAS 1.7%
Kansas DOT
5.40%, 3/1/08	1,835	1,973
5.40%, 3/1/08 (Escrowed to Maturity)	3,015	3,246
5.50%, 9/1/08	3,205	3,489
5.50%, 9/1/08 (Escrowed to Maturity)	795	866
Total Kansas (Cost $9,465)		9,574

KENTUCKY 0.6%
Kenton County Airport
5.00%, 3/1/08 (MBIA Insured) #	1,785	1,880
5.00%, 3/1/09 (MBIA Insured) #	1,250	1,328
Total Kentucky (Cost $3,216)		3,208

LOUISIANA 2.9%
Louisiana, GO
5.00%, 8/1/08 (MBIA Insured)	5,480	5,862
5.50%, 4/15/05 (AMBAC Insured)	3,000	3,013
5.50%, 4/15/07 (AMBAC Insured)	7,000	7,407
Total Louisiana (Cost $16,106)		16,282

MARYLAND 7.5%
Anne Arundel County, GO, 5.00%, 3/1/12	4,750	5,233
Maryland, GO
State & Local Fac.
5.00%, 7/15/06	1,500	1,552
5.25%, 7/15/06	8,000	8,302
Maryland DOT
5.50%, 9/1/06	1,265	1,322
5.50%, 2/1/09	7,370	8,083
Maryland Economic Dev. Corp., Maryland Aviation Administration
5.00%, 6/1/09 (FSA Insured) #	3,250	3,480
Northeast Maryland Waste Disposal Auth., Solid Waste
5.50%, 4/1/11 (AMBAC Insured) #	6,000	6,603
Northeast Maryland Waste Disposal Auth., IDRB
Waste Management, 4.75%, 1/1/12 #	1,000	1,020
Prince Georges County, GO, Consolidated Public Improvement
5.00%, 10/1/07	1,500	1,589
Univ. of Maryland, Auxiliary Fac. & Tuition, 5.00%, 4/1/06	5,000	5,138
Total Maryland (Cost $41,649)		42,322

MASSACHUSETTS 1.9%
Massachusetts, GO, 5.00%, 8/1/07	2,150	2,262
Massachusetts Municipal Wholesale Electric, Power Supply
5.00%, 7/1/07 (MBIA Insured)	7,995	8,393
Total Massachusetts (Cost $10,898)		10,655

MICHIGAN 2.0%
Michigan, Comprehensive Transportation Fund
5.25%, 5/15/07 (FSA Insured)	1,240	1,307
Michigan Building Auth., 5.00%, 10/15/06 (MBIA Insured)	1,000	1,039
Michigan Public Power Agency, Belle River
5.25%, 1/1/08 (MBIA Insured)	5,130	5,471
Wayne County Charter Airport
5.25%, 12/1/11 (MBIA Insured) #	3,000	3,202
Total Michigan (Cost $11,050)		11,019

MINNESOTA 1.3%
Minneapolis-St. Paul Metropolitan Airport Commission
5.50%, 1/1/10 (FGIC Insured) #	3,305	3,599
Northwest Airlines
6.50%, 4/1/25 (Prerefunded 4/1/05†) #	1,000	1,003
Minnesota, GO, 5.25%, 8/1/09	2,575	2,817
Total Minnesota (Cost $7,287)		7,419

MISSISSIPPI 0.1%
Harrison County, PCR, E.I. du Pont de Nemours
VRDN (Currently 1.83%)	500	500
Jackson County Port Fac., Chevron, VRDN (Currently 1.81%)	200	200
Total Mississippi (Cost $700)		700

MISSOURI 0.1%
Missouri Highway & Transportation Commission
5.00%, 2/1/08	500	531
Total Missouri (Cost $536)		531

NEBRASKA 0.8%
Omaha Public Power Dist., 5.40%, 2/1/06	800	822
Univ. of Nebraska Fac. Corp., 5.25%, 7/15/06	3,720	3,854
Total Nebraska (Cost $4,555)		4,676

NEVADA 1.2%
Clark County Airport
5.00%, 7/1/06 (AMBAC Insured) #	200	206
5.00%, 7/1/07 (AMBAC Insured) #	1,200	1,256
Clark County IDRB, PCR, Southwest Gas Corp.
5.80%, 3/1/38 (Tender 3/1/13) #	2,300	2,472
Reno, GO, Capital Improvement
5.00%, 4/1/05 (FGIC Insured)	2,825	2,832
Total Nevada (Cost $6,606)		6,766

NEW HAMPSHIRE 0.4%
New Hampshire HEFA, Elliot Hosp., 4.25%, 10/1/08	2,245	2,283
Total New Hampshire (Cost $2,299)		2,283

NEW JERSEY 2.8%
New Jersey, GO, 5.25%, 3/1/08	1,040	1,112
New Jersey Economic Dev. Auth., Cigarette Tax
5.00%, 6/15/08	2,500	2,651
New Jersey Transit Corp., 5.50%, 2/1/06 (AMBAC Insured)	5,000	5,139
New Jersey Transportation Trust Fund Auth.
5.75%, 6/15/11 (Escrowed to Maturity)	2,350	2,679
6.00%, 6/15/07 (Escrowed to Maturity)	4,000	4,300
Total New Jersey (Cost $15,360)		15,881

NEW MEXICO 1.2%
Bernalillo County, 5.75%, 4/1/26 (Prerefunded 4/1/06†)	5,000	5,177
New Mexico Ed. Assistance Foundation, 5.50%, 11/1/10 #	1,750	1,808
Total New Mexico (Cost $6,719)		6,985

NEW YORK 8.7%
Long Island Power Auth., 5.00%, 12/1/06	4,000	4,161
Metropolitan Transportation Auth., Commuter Fac.
5.375%, 7/1/27 (Prerefunded 7/1/09†)	5,000	5,503
New York City, GO
5.00%, 8/1/06	4,000	4,134
5.00%, 8/1/07	5,000	5,258
5.25%, 8/1/10	4,245	4,625
5.25%, 8/1/11	1,200	1,312
New York City Transitional Fin. Auth., 5.00%, 2/1/10	4,850	5,250
New York State Thruway Auth., Highway & Bridge
5.25%, 4/1/10 (MBIA Insured)	5,000	5,496
New York State Urban Dev. Corp., Corrections & Youth Fac.
5.25%, 1/1/21 (Tender 1/1/09)	4,820	5,177
Tobacco Settlement Fin. Corp.
5.00%, 6/1/06	5,210	5,359
5.25%, 6/1/13	2,500	2,671
Total New York (Cost $48,710)		48,946

NORTH CAROLINA 0.5%
North Carolina Eastern Municipal Power Agency
7.00%, 1/1/08	2,485	2,729
Total North Carolina (Cost $2,659)		2,729

OHIO 2.6%
Cuyahoga County, GO, 5.50%, 11/15/05	1,400	1,432
Ohio, State Infrastructure, 5.00%, 6/15/07	3,485	3,661
Ohio Building Auth, Adult Correction Fac.
5.00%, 10/1/10 (MBIA Insured)	7,300	7,960
Steubenville Hosp. Fac.
Trinity Health
5.55%, 10/1/05	630	641
5.60%, 10/1/06	730	761
Total Ohio (Cost $14,489)		14,455

OKLAHOMA 0.5%
Oklahoma Capital Improvement Auth., State Highway
5.00%, 6/1/10 (MBIA Insured)	1,060	1,156
Oklahoma Transportation Auth.
5.25%, 1/1/07 (AMBAC Insured)	1,780	1,865
Total Oklahoma (Cost $3,011)		3,021

PENNSYLVANIA 4.6%
Pennsylvania, GO
5.00%, 9/15/06	6,000	6,224
5.00%, 2/1/07	5,250	5,481
5.25%, 2/1/12 (MBIA Insured)	5,300	5,897
6.00%, 7/1/09	4,375	4,904
Philadelphia Auth. for Ind. Dev., Philadelphia Airport
5.25%, 7/1/08 (FGIC Insured) #	3,000	3,208
Total Pennsylvania (Cost $25,432)		25,714

PUERTO RICO 3.0%
Puerto Rico, GO, 5.00%, 7/1/28 (MBIA Insured)	8,000	8,542
Puerto Rico Electric Power Auth., 5.00%, 7/1/06	2,870	2,958
Puerto Rico Public Fin. Corp.
5.25%, 8/1/29 (Tender 2/1/12) (MBIA Insured)	5,000	5,521
Total Puerto Rico (Cost $16,898)		17,021

SOUTH CAROLINA 1.8%
South Carolina, GO, School Fac., 5.00%, 7/1/10	3,525	3,857
South Carolina Public Service Auth.
5.00%, 1/1/09 (FSA Insured)	4,000	4,297
6.50%, 1/1/06 (Escrowed to Maturity) (FGIC Insured)	1,800	1,861
Total South Carolina (Cost $9,987)		10,015

SOUTH DAKOTA 0.6%
South Dakota HEFA, Sioux Valley Hosp.
VRDN (Currently 4.85%) (Tender 5/1/06)	3,110	3,183
Total South Dakota (Cost $3,218)		3,183

TEXAS 6.3%
Brazos River Auth., TXU Energy
5.75%, 5/1/36 (Tender 11/1/11) #	2,520	2,714
Brazos River Harbor Navigation Dist., IDRB, Dow Chemical
4.95%, 5/15/33 (Tender 5/15/07) #	1,500	1,551
Dallas, GO, 4.00%, 2/15/06	2,500	2,538
Dallas-Fort Worth Int'l Airport Fac.
5.625%, 11/1/12 (FGIC Insured) #	5,000	5,498
Fort Worth, GO, 5.00%, 3/1/06	1,000	1,025
Gulf Coast Waste Disposal Auth., Waste Management
3.20%, 4/1/12 (Tender 5/1/06) #	3,300	3,284
Harris County Health Fac. Dev. Corp.
St. Lukes Episcopal Hosp.
5.50%, 2/15/11	2,140	2,330
5.50%, 2/15/12	2,000	2,175
Lower Colorado River Auth., 6.00%, 5/15/07 (FSA Insured)	5,000	5,348
San Antonio, 5.00%, 8/1/10 (Escrowed to Maturity)	105	115
San Antonio, GO, 5.00%, 8/1/10	5,745	6,245
San Antonio Electric & Gas, 5.00%, 2/1/07	1,535	1,601
Tomball Hosp. Auth., 5.50%, 7/1/05	1,300	1,307
Total Texas (Cost $34,539)		35,731

VIRGINIA 3.7%
Arlington County IDA
Virginia Hosp. Center
5.50%, 7/1/09	3,200	3,481
5.50%, 7/1/12	3,760	4,140
Charles City County IDA, IDRB, Waste Management
6.25%, 4/1/27 (Tender 4/1/12) #	750	836
Charles County IDA, IDRB, Waste Management
4.875%, 2/1/09 #	750	778
Fairfax County, GO, 5.50%, 12/1/05	2,100	2,151
Virginia Beach, GO, Public Improvement, 5.25%, 3/1/09	1,870	2,032
Virginia College Building Auth., Public Higher Ed. Fin. Program
5.00%, 9/1/16	1,310	1,430
Virginia Port Auth., 5.50%, 7/1/07 #	4,500	4,780
Virginia Transportation Board, U.S. Route 58 Corridor
5.00%, 5/15/05	1,000	1,006
Total Virginia (Cost $20,024)		20,634

WASHINGTON 0.6%
King County, GO, 5.25%, 12/1/07	3,195	3,404
Total Washington (Cost $3,238)		3,404

WEST VIRGINIA 0.4%
West Virginia Hosp. Fin. Auth.
Charleston Medical Center
5.90%, 9/1/06	225	235
5.90%, 9/1/06 (Escrowed to Maturity)	930	973
6.50%, 9/1/05	160	163
6.50%, 9/1/05 (Escrowed to Maturity)	665	669
Total West Virginia (Cost $1,971)		2,040

WISCONSIN 0.4%
Wisconsin HEFA
Froedert & Community Health Obligation
5.50%, 10/1/07	1,000	1,053
5.50%, 10/1/08	1,250	1,334
Total Wisconsin (Cost $2,324)		2,387

Total Investments in Securities
100.2% of Net Assets (Cost $558,588)	$564,194

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
†	Used in determining portfolio maturity
AMBAC	AMBAC Assurance Corp.
CDA	Community Development Administration
DOT	Department of Transportation
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HEFA	Health & Educational Facility Authority
HFA	Health Facility Authority
HFC	Housing Finance Corp.
HFFA	Health Facility Financing Authority
IDA	Industrial Development Authority/Agency
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PCR	Pollution Control Revenue
RAN	Revenue Anticipation Note
VRDN	Variable-Rate Demand Note rate shown is
effective rate at period-end

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $558,588)	$564,194
Cash	39
Interest receivable	6,720
Receivable for shares sold	409
Other assets	29
Total assets	571,391

Liabilities
Investment management fees payable	179
Payable for investment securities purchased	5,000
Payable for shares redeemed	2,588
Due to affiliates	24
Other liabilities	341
Total liabilities	8,132

NET ASSETS	$563,259
Net Assets Consist of:
Undistributed net investment income (loss)	$133
Undistributed net realized gain (loss)	(991)
Net unrealized gain (loss)	5,606
Paid-in-capital applicable to 104,394,931 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	558,511

NET ASSETS	$563,259

NET ASSET VALUE PER SHARE	$5.40

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
2/28/05
Investment Income (Loss)
Interest income	$18,435
Expenses
Investment management	2,411
Shareholder servicing	297
Custody and accounting	133
Registration	48
Prospectus and shareholder reports	45
Legal and audit	15
Directors	6
Proxy and annual meeting	1
Miscellaneous	8
Total expenses	2,964
Expenses paid indirectly	(1)
Net expenses	2,963
Net investment income (loss)	15,472

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	238
Futures	(271)
Net realized gain (loss)	(33)
Change in net unrealized gain (loss)
Securities	(16,260)
Futures	202
Change in net unrealized gain (loss)	(16,058)
Net realized and unrealized gain (loss)	(16,091)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(619)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	2/28/05	2/29/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,472	$17,857
Net realized gain (loss)	(33)	989
Change in net unrealized gain (loss)	(16,058)	627
Increase (decrease) in net assets from operations	(619)	19,473

Distributions to shareholders
Net investment income	(15,443)	(17,829)
Net realized gain	–	(1,058)
Decrease in net assets from distributions	(15,443)	(18,887)

Capital share transactions *
Shares sold	146,043	207,970
Distributions reinvested	11,986	14,765
Shares redeemed	(178,861)	(204,177)
Increase (decrease) in net assets from capital
share transactions	(20,832)	18,558

Net Assets
Increase (decrease) during period	(36,894)	19,144
Beginning of period	600,153	581,009

End of period	$563,259	$600,153
(Including undistributed net investment income of
$133 at 2/28/05 and $112 at 2/29/04)

*Share information
Shares sold	26,836	37,757
Distributions reinvested	2,208	2,685
Shares redeemed	(32,938)	(37,146)
Increase (decrease) in shares outstanding	(3,894)	3,296

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 23, 1983. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short-and intermediate-term investment-grade municipal securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors .

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $153,706,000 and $154,456,000, respectively, for the year ended February 28, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2005 totaled $15,443,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$7,975,000
Unrealized depreciation	(3,077,000)
Net unrealized appreciation (depreciation)	4,898,000
Undistributed tax-exempt income	21,000
Capital loss carryforwards	(171,000)
Paid-in capital	558,511,000

Net assets	$563,259,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of February 28, 2005, the fund had $171,000 of capital loss carryforwards that expire in fiscal 2013.

For the year ended February 28, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to differences between book / tax amortization policies.

Undistributed net investment income	$(8,000)
Undistributed net realized gain	8,000

At February 28, 2005, the cost of investments for federal income tax purposes was $559,296,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and the fund’s pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At February 28, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $200,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “Fund”) at February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $15,470,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, private investment firm (2004 to present);
(1945)	Director, Chairman of the Board, and Chief Executive Officer, The Rouse
1983 (Tax-Exempt Money,	Company, real estate developers (1997 to 2004); Director, Mercantile
Tax-Free Short-	Bank (4/03 to present)
Intermediate,
Tax-Free Income)
1984 (Tax-Free High Yield)
1992 (Tax-Free
Intermediate Bond)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and CEO, The Haven Group, a cus-
2001 (all tax-free funds)	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation, Golden Star Resources Ltd. (5/00 to
2001 (all tax-free funds)	present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003 (all tax-free funds)	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1979 (Tax-Free Income)
1983 (Tax-Exempt Money,
Tax-Free Short-
Intermediate)
1984 (Tax-Free High Yield)
1992 (Tax-Free
Intermediate Bond)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
1992 (all tax-free funds)	Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, Tax-Free Income Fund; Vice President,
2004 (all tax-free funds)	Tax-Exempt Money, Tax-Free Short-Intermediate, and Tax-Free High
[38]	Yield Funds

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
1983 (Tax-Exempt Money,	the Board and Director, T. Rowe Price Global Asset Management
Tax-Free Income, Tax-Free	Limited, T. Rowe Price Global Investment Services Limited, T. Rowe
Short-Intermediate)	Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
1984 (Tax-Free High Yield)	Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
1992 (Tax-Free	President, and Trust Officer, T. Rowe Price Trust Company; Director,
Intermediate Bond)	T. Rowe Price International, Inc.; Chairman of the Board (all tax-free
[112]	funds)

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen V. Booth, CPA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, all tax-free funds	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, all tax-free funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price; formerly Municipal
Vice President, Tax-Free Income Fund	Credit Analyst/Associate Director, Standard &
Poor’s Rating Services (to 2001)

Maria H. Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money, Tax-Free	Group, Inc.; formerly Deputy General Counsel,
High Yield, and Tax-Free Income Funds	ACA Financial Guaranty Corporation (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, all tax-free funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, all tax-free funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, all tax-free funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Free Intermediate Bond and Tax-	Group, Inc.
Free Short-Intermediate Funds; Vice President,
Tax-Free High Yield and Tax-Free Income Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, all tax-free funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Free Intermediate
Bond and Tax-Free Short-Intermediate Funds

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money, Tax-Free	Group, Inc.
High Yield, Tax-Free Income, and Tax-Free
Short-Intermediate Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, all tax-free funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Exempt Money Fund	Group, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Free High Yield, Tax-Free	Group, Inc.
Income, Tax-Free Intermediate Bond, and
Tax-Free Short-Intermediate Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Free High Yield, Tax-Free	Group, Inc.
Income, Tax-Free Intermediate Bond, and
Tax-Free Short-Intermediate Funds

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Free High Yield Fund;	Group, Inc.; formerly Portfolio Manager, Prudential
Vice President, Tax-Free Income Fund	Investments (to 2000)

Stephen P. Richter, CFA (1969)	Vice President, T. Rowe Price; formerly Vice
Vice President, Tax-Free High Yield, Tax-Free	President, Euler ACI (to 2000)
Income, and Tax-Free Intermediate Bond Funds

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Free Intermediate
Bond and Tax-Free Short-Intermediate Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, all tax-free funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money,	Group, Inc., and T. Rowe Price Trust Company;
Tax-Free Intermediate Bond, and Tax-Free	Chief Investment Officer, Director, and Vice
Short-Intermediate Funds	President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,404	$8,934
Audit-Related Fees	847	769
Tax Fees	2,156	2,490
All Other Fees	-	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date                   April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 15, 2005